Consent of Ernst & Young LLP, Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated November 8, 2002, in Post-Effective Amendment Number 6 to the Registration Statement (Form N-1A No. 333-71813) of Pioneer Strategic Income Fund.

                                                          /s/Ernst & Young LLP
                                                          ERNST & YOUNG LLP

Boston, Massachusetts
December 23, 2002